Exhibit 99.1

                                                                                Revised
                                                                                Page 1 of 8

                                     Novell, Inc.
                  Consolidated Unaudited Condensed Statements of Operations
                         (In thousands, except per share data)

                                                                  Fiscal Quarter Ended
                                                         ---------------------------------------
                                                           Jan 31, 2005          Jan 31, 2004
                                                         -----------------      ----------------
Net revenue
   New software licenses                                         $ 44,296              $ 54,769
   Maintenance and services                                       245,832               212,338
                                                         -----------------      ----------------
Total net revenue                                                 290,128               267,107
                                                         -----------------      ----------------

Cost of revenue
   New software licenses                                            4,632                 4,922
   Maintenance and services                                       107,419                89,954
                                                         -----------------      ----------------
Total cost of revenue                                             112,051                94,876
                                                         -----------------      ----------------

Gross profit                                                      178,077               172,231
                                                         -----------------      ----------------

Operating expenses
    Sales and marketing                                            94,009                81,769
    Product development                                            48,993                50,199
    General and administrative                                     28,240                26,257
    Restructuring expenses                                          6,419                     -
    Gain on sale of property, plant and equipment                  (1,589)                    -
    Gain on legal settlement                                     (447,560)                    -
                                                         -----------------      ----------------
Total operating expenses                                         (271,488)              158,225
                                                         -----------------      ----------------

Income from operations                                            449,565                14,006

Other income (expense), net                                         5,035                 2,477
                                                         -----------------      ----------------

Income before income taxes                                        454,600                16,483

Income tax expense                                                 59,439                 6,348
                                                         -----------------      ----------------

Net income                                                      $ 395,161              $ 10,135
                                                         =================      ================

Net income available to
   common stockholders - basic                                  $ 390,891              $ 10,135
                                                         =================      ================

Net income available to
   common stockholders - diluted                                $ 392,384              $ 10,135
                                                         =================      ================

Net income per common share:
    Basic                                                          $ 1.04                $ 0.03
    Diluted                                                        $ 0.90                $ 0.03

Weighted average shares:
    Basic                                                         377,257               378,566
    Diluted                                                       435,467               391,371

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                                                                                                Revised
                                                                                                Page 2 of 8

                       Novell, Inc.
      Consolidated Unaudited Condensed Balance Sheets
                      (In thousands)

ASSETS                                                            Jan 31, 2005               Oct 31, 2004
                                                                -----------------          -----------------

Current assets
    Cash and cash equivalents                                          $ 771,844                  $ 434,404
    Short-term investments                                               886,558                    777,063
    Receivables, net                                                     201,328                    269,431
    Prepaid expenses                                                      30,641                     25,190
    Other current assets                                                  29,847                     28,846
                                                                -----------------          -----------------
Total current assets                                                   1,920,218                  1,534,934

Property, plant and equipment, net                                       219,835                    231,468
Long-term investments                                                     57,511                     55,986
Goodwill                                                                 362,307                    391,088
Intangible assets, net                                                    59,861                     48,616
Other assets                                                              28,577                     29,456
                                                                -----------------          -----------------

Total assets                                                          $2,648,309                 $2,291,548
                                                                =================          =================

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities
    Accounts payable                                                    $ 45,903                   $ 55,956
    Accrued compensation                                                 105,473                    126,612
    Other accrued liabilities                                             89,113                     98,983
    Income taxes payable                                                  56,560                     37,077
    Deferred revenue                                                     343,104                    374,186
                                                                -----------------          -----------------
Total current liabilities                                                640,153                    692,814

Deferred income taxes                                                      4,640                      3,855
Senior convertible debentures                                            600,000                    600,000
                                                                -----------------          -----------------

Total liabilities                                                      1,244,793                  1,296,669

Minority interests                                                         6,364                      6,515

Preferred stock                                                           25,000                     25,000

Stockholders' equity                                                   1,372,152                    963,364
                                                                -----------------          -----------------

Total liabilities and stockholders' equity                            $2,648,309                 $2,291,548
                                                                =================          =================

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                                                                                                        Revised
                                                                                                        Page 3 of 8

                             Novell, Inc.
          Consolidated Unaudited Condensed Statements of Cash Flows
                            (In thousands)

                                                                                         Fiscal Quarter Ended
                                                                                   ---------------------------------
                                                                                    Jan 31, 2005      Jan 31, 2004
                                                                                   ---------------   ---------------

Cash flows from operating activities:
    Net income                                                                          $ 395,161          $ 10,135
    Adjustments to reconcile net income to net cash provided by operating activities:
      Depreciation and amortization                                                        12,895            16,152
      Stock plans' income tax benefits                                                      4,260                 -
      Utilization of previously reserved acquired NOLs                                     29,000                 -
      Gain on sale of property, plant and equipment                                        (1,589)                -
      Impairment of investments                                                             1,013             1,145
      Changes in current assets and liabilities, excluding the effect of acquisitions      10,907             3,589
                                                                                   ---------------   ---------------

    Net cash provided by operating activities                                             451,647            31,021
                                                                                   ---------------   ---------------

Cash flows from financing activities:
     Issuance of common stock, net                                                          4,467            28,493
     Payment of cash dividends on preferred stock                                            (250)                -
                                                                                   ---------------   ---------------

   Net cash provided by financing activities                                               4,217            28,493
                                                                                   ---------------   ---------------

Cash flows from investing activities:
    Purchases of property, plant and equipment                                             (5,649)           (5,466)
    Proceeds from the sale of property, plant and equipment                                10,421                 -
    Short-term investment activity                                                       (111,706)           45,266
    Cash paid for acquisition of SUSE, net of cash acquired                                     -          (200,298)
    Other                                                                                 (11,490)             (107)
                                                                                   ---------------   ---------------

   Net cash used in investing activities                                                (118,424)         (160,605)
                                                                                   ---------------   ---------------

Increase (decrease) in cash and cash equivalents                                          337,440          (101,091)

 Cash and cash equivalents - beginning of period                                           434,404           366,932
                                                                                   ---------------   ---------------

Cash and cash equivalents - end of period                                               $ 771,844         $ 265,841
                                                                                   ===============   ===============

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                                                                                                Revised
                                                                                                Page 4 of 8

                                    Novell, Inc.
                     Unaudited Non-GAAP Adjusted Earnings Information
                         (In thousands, except per share data)

                                                           GAAP                              Non-GAAP
                                                         As Reported       Adjustments       Adjusted
                                                       --------------   --------------    ----------------

Fiscal quarter ended January 31, 2005
Net revenue                                                $ 290,128              $ -           $ 290,128
Gross profit                                                 178,077                -             178,077
Income from operations                                       449,565         (442,730) (a)          6,835
Income before income taxes                                   454,600         (441,717) (b)         12,883
Net income                                                   395,161         (385,095) (c)         10,066
Net income available to common stockholders - diluted        392,384         (382,547) (d)          9,837
Diluted net income per common share                           $ 0.90          $ (0.87) (d)         $ 0.03
Diluted weighted average shares                              435,467          (52,074) (e)        383,393

Fiscal quarter ended October 31, 2004
Net revenue                                                $ 300,657              $ -           $ 300,657
Gross profit                                                 190,252                -             190,252
Income from operations                                        14,612            8,916  (f)         23,528
Income before income taxes                                    14,860           10,317  (g)         25,177
Net income                                                    13,265           10,317  (g)         23,582
Net income available to common stockholders - diluted         14,757           10,317  (h)         25,074
Diluted net income per common share                           $ 0.03           $ 0.03  (h)         $ 0.06
Diluted weighted average shares                              438,106                -             438,106

Fiscal quarter ended January 31, 2004
Net revenue                                                $ 267,107              $ -           $ 267,107
Gross profit                                                 172,231                -             172,231
Income from operations                                        14,006                -              14,006
Income before income taxes                                    16,483            1,145  (i)         17,628
Net income                                                    10,135            1,145  (i)         11,280
Net income available to common stockholders - diluted         10,135            1,145  (i)         11,280
Diluted net income per common share                           $ 0.03           $ 0.00  (i)         $ 0.03
Diluted weighted average shares                              391,371                -             391,371

Footnotes related to adjustments:
(a) Reflects a net gain on a legal settlement of $447.6 million, restructuring provisions of $6.4 million and a gain on the sale of property, plant and equipment of $1.6 million.

(b) Reflects the items in footnote (a) and long-term investment impairments of $1 million.

(c) Reflects the items in footnotes (a) and (b) and the related tax adjustments.

(d) Reflects the items in footnotes (a), (b) and (c), a $4 million decrease in the allocation of earnings to preferred stockholders, and the addition of $1.5 million in convertible debt interest expense.

(e) Reflects potential common shares related to convertible debt that are anti-dilutive when included with other dilutive shares in computing non-GAAP diluted net income per common share.

(f) Reflects restructuring provisions of $8.9 million.

(g) Reflects the item in footnote (f) and net long-term investment impairments of $1.4 million.

(h) Reflects the items in footnotes (f) and (g), for which there were no tax adjustments.

(i) Reflects long-term investment impairments of $1.1 million, for which there were no tax adjustments.

                                                                                                                                        Revised
                                                                                                                                        Page 5 of 8

                                                                  Novell, Inc.
                                              Consolidated Unaudited Condensed Statements of Operations
                                                   (In thousands, except per share data)

                                                                                          Fiscal Year                             Trailing Four
                                                    Q1 2004      %       Q4 2004%       2004        %      Q1 2005      %      Quarters      %
                                                  ----------- -------- ---------  ------- ------------ ------  ---------  -------- -------------------
Net revenue
   New software licenses                            $ 54,769     20.5  $ 61,994     20.6    $ 234,037   20.1   $ 44,296      15.3    $ 223,564   18.8
   Maintenance and services                          212,338     79.5   238,663     79.4      931,880   79.9    245,832      84.7      965,374   81.2
                                                  ----------- -------- ---------  ------- ------------ ------  ---------  -------- -------------------
Total net revenue                                    267,107    100.0   300,657    100.0    1,165,917  100.0    290,128     100.0    1,188,938  100.0
                                                  ----------- -------- ---------  ------- ------------ ------  ---------  -------- -------------------

Cost of revenue
   New software licenses                               4,922      1.8     6,859      2.3       23,478    2.0      4,632       1.6       23,188    2.0
   Maintenance and services                           89,954     33.7   103,546     34.4      392,201   33.6    107,419      37.0      409,666   34.5
                                                  ----------- -------- ---------  ------- ------------ ------  ---------  -------- -------------------
Total cost of revenue                                 94,876     35.5   110,405     36.7      415,679   35.7    112,051      38.6      432,854   36.4
                                                  ----------- -------- ---------  ------- ------------ ------  ---------  -------- -------------------

Gross profit                                         172,231     64.5   190,252     63.3      750,238   64.3    178,077      61.4      756,084   63.6
                                                  ----------- -------- ---------  ------- ------------ ------  ---------  -------- -------------------

Operating expenses
    Sales and marketing                               81,769     30.6    96,156     32.0      362,569   31.1     94,009      32.4      374,809   31.5
    Product development                               50,199     18.8    47,332     15.7      198,614   17.0     48,993      16.9      197,408   16.6
    General and administrative                        26,257      9.8    23,236      7.7      102,437    8.8     28,240       9.7      104,420    8.8
    Restructuring expenses                                 -        -     8,916      3.0       22,903    2.0      6,419       2.2       29,322    2.5
    Gain on sale of property, plant and equipment          -        -         -        -       (1,977)  (0.2)    (1,589)     (0.5)      (3,566)  (0.3)
    Gain on legal settlement                               -        -         -        -            -      -   (447,560)   (154.3)    (447,560) (37.6)
                                                  ----------- -------- ---------  ------- ------------ ------  ---------  -------- -------------------
Total operating expenses                             158,225     59.2   175,640     58.4      684,546   58.7   (271,488)    (93.6)     254,833   21.4
                                                  ----------- -------- ---------  ------- ------------ ------  ---------  -------- -------------------

Income from operations                                14,006      5.2    14,612      4.9       65,692    5.6    449,565     155.0      501,251   42.2
                                                  ----------- -------- ---------  ------- ------------ ------  ---------  -------- -------------------

Other income (expense)
    Investment income                                  3,512      1.3     4,436      1.5       17,986    1.5      8,440       2.9       22,914    1.9
    Other, net                                        (1,035)    (0.4)   (4,188)    (1.4)      (8,704)  (0.7)    (3,405)     (1.2)     (11,074)  (0.9)
                                                  ----------- -------- ---------  ------- ------------ ------  ---------  -------- -------------------
Other income (expense), net                            2,477      0.9       248      0.1        9,282    0.8      5,035       1.7       11,840    1.0
                                                  ----------- -------- ---------  ------- ------------ ------  ---------  -------- -------------------

Income before income taxes                            16,483      6.2    14,860      4.9       74,974    6.4    454,600     156.7      513,091   43.2

Income tax expense                                     6,348      2.4     1,595      0.5       17,786    1.5     59,439      20.5       70,877    6.0
                                                  ----------- -------- ---------  ------- ------------ ------  ---------  -------- -------------------

Net income                                          $ 10,135      3.8  $ 13,265      4.4     $ 57,188    4.9   $ 395,161    136.2    $ 442,214   37.2
                                                  =========== ======== =========  ======= ============ ======  =========  ======== ===================

Beneficial conversion feature                              -        -         -        -      (25,680)  (2.2)         -         -      (25,680)  (2.2)
Allocation of earnings to preferred stockholders           -        -      (139)    (0.0)        (275)  (0.0)    (4,145)     (1.4)      (4,525)  (0.4)
Preferred stock dividends                                  -        -      (125)    (0.0)        (416)  (0.0)      (125)     (0.0)        (541)  (0.0)
                                                  ----------- -------- ---------  ------- ------------ ------  ---------  -------- -------------------

Net income available to
   common stockholders - basic                      $ 10,135      3.8  $ 13,001      4.3     $ 30,816    2.6   $ 390,891    134.7    $ 411,468   34.6
                                                  =========== ======== =========  ======= ============ ======  =========  ======== ===================

Net income available to
   common stockholders - diluted                    $ 10,135      3.8  $ 14,757      4.9     $ 30,816    2.6   $ 392,384    135.2    $ 414,936   34.9
                                                  =========== ======== =========  ======= ============ ======  =========  ======== ===================

Net income per common share:
   Basic                                              $ 0.03             $ 0.03                $ 0.08            $ 1.04                 $ 1.08
   Diluted                                            $ 0.03             $ 0.03                $ 0.08            $ 0.90                 $ 0.99
                                                  ===========          =========          ============         =========           ============

Weighted average shares:
    Basic                                            378,566            375,154               379,665           377,257                379,338
    Diluted                                          391,371            438,106               390,324           435,467                418,470

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                                                                                                                                                Revised
                                                                                                                                                Page 6 of 8

                                                                 Novell, Inc.
                                       Unaudited Trended Solutions Category, Business Category & Segment Revenue
                                                               (In thousands)

                                                                                              Fiscal Year                                    Trailing Four
Revenue by solution                                 Q1 2004      %        Q4 2004%        2004         %       Q1 2005        %        Quarters       %
                                                 --------------------- ------------- ------- ------------- -------  ------------- -------   ------------- -------

  IT software and solutions

    Identity-based computing
      Identity management & web services             $ 22,472     8.4      $ 28,288     9.4     $ 101,531     8.7       $ 26,843     9.3       $ 105,902     8.9
      Resource management                              29,329    11.0        33,602    11.2       124,337    10.7         29,969    10.3         124,977    10.5
                                                 --------------------- ------------- ------- ------------- -------  ------------- -------   ------------- -------
    Total identity-based computing                     51,801    19.4        61,890    20.6       225,868    19.4         56,812    19.6         230,879    19.4
                                                 --------------------- ------------- ------- ------------- -------  ------------- -------   ------------- -------

    Cross platform services
      Linux & platform services                        77,871    29.2        84,795    28.2       349,593    30.0         82,151    28.3         353,873    29.8
      Collaboration & other products                   29,339    11.0        32,101    10.7       123,544    10.6         26,720     9.2         120,925    10.2
                                                 --------------------- ------------- ------- ------------- -------  ------------- -------   ------------- -------
    Total cross platform services                     107,210    40.1       116,897    38.9       473,137    40.6        108,871    37.5         474,798    39.9
                                                 --------------------- ------------- ------- ------------- -------  ------------- -------   ------------- -------

      Total software licenses & maintenance           159,011    59.5       178,787    59.5       699,005    60.0        165,683    57.1         705,677    59.4

    Worldwide services                                 70,763    26.5        82,689    27.5       304,848    26.1         80,396    27.7         314,481    26.5
                                                 --------------------- ------------- ------- ------------- -------  ------------- -------   ------------- -------

  Total IT software and solutions                     229,774    86.0       261,476    87.0     1,003,853    86.1        246,079    84.8       1,020,158    85.8

  Celerant consulting                                  37,333    14.0        39,181    13.0       162,064    13.9         44,049    15.2         168,780    14.2
                                                 --------------------- ------------- ------- ------------- -------  ------------- -------   ------------- -------

Total net revenue                                   $ 267,107   100.0     $ 300,657   100.0   $ 1,165,917   100.0      $ 290,128   100.0     $ 1,188,938   100.0
                                                 ===================== ============= ======= ============= =======  ============= =======   ============= =======

Revenue by business category

  New software licenses                              $ 54,769    20.5      $ 61,994    20.6     $ 234,037    20.1       $ 44,296    15.3       $ 223,564    18.8
  Maintenance and services                            212,338    79.5       238,663    79.4       931,880    79.9        245,832    84.7         965,374    81.2
                                                 --------------------- ------------- ------- ------------- -------  ------------- -------   ------------- -------

Total net revenue                                   $ 267,107   100.0     $ 300,657   100.0   $ 1,165,917   100.0      $ 290,128   100.0     $ 1,188,938   100.0
                                                 ===================== ============= ======= ============= =======  ============= =======   ============= =======

Revenue by segment

  North America                                     $ 115,760    43.3     $ 132,824    44.2     $ 514,477    44.1      $ 123,763    42.7       $ 522,480    43.9
  EMEA                                                 87,851    32.9        99,197    33.0       378,273    32.4         95,551    32.9         385,973    32.5
  Asia Pacific                                         14,819     5.5        15,482     5.1        61,774     5.3         14,671     5.1          61,626     5.2
  Latin America                                         5,788     2.2         5,336     1.8        21,026     1.8          5,219     1.8          20,457     1.7
  Japan                                                 5,556     2.1         8,637     2.9        28,304     2.4          6,875     2.4          29,623     2.5
  Celerant Consulting                                  37,333    14.0        39,181    13.0       162,063    13.9         44,049    15.2         168,779    14.2
                                                 --------------------- ------------- ------- ------------- -------  ------------- -------   ------------- -------

Total net revenue                                   $ 267,107   100.0     $ 300,657   100.0   $ 1,165,917   100.0      $ 290,128   100.0     $ 1,188,938   100.0
                                                 ===================== ============= ======= ============= =======  ============= =======   ============= =======

Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

$13.5 million Q3 2004 payment from The Canopy Group, Inc. is recorded in Linux & Platform Services as maintenance and services revenue in North America.

                                                                                                                                                        Revised
                                                                                                                                                        Page 7 of 8

                                                                       Novell, Inc.
                                      Unaudited Trended Solutions Revenue by New Software Licenses and Maintenance and Services
                                                                      (In thousands)

                                                                                                Fiscal Year                                      Trailing Four
                                                    Q1 2004        %       Q4 2004%        2004          %         Q1 2005        %       Quarters        %
                                                 -------------- ------- -------------- ------- -------------- --------  -------------- -------  -------------- --------
IT software and solutions

  Identity-based computing
    Identity management & web services
      New software licenses                            $ 8,075     3.0       $ 12,016     4.0       $ 40,545      3.5         $ 9,724     3.4        $ 42,195      3.5
      Maintenance and services                          14,397     5.4         16,272     5.4         60,986      5.2          17,119     5.9          63,707      5.4
                                                 -------------- ------- -------------- ------- -------------- --------  -------------- -------  -------------- --------
                                                        22,472     8.4         28,288     9.4        101,531      8.7          26,843     9.3         105,902      8.9
                                                 -------------- ------- -------------- ------- -------------- --------  -------------- -------  -------------- --------

    Resource management
      New software licenses                             10,114     3.8         11,242     3.7         40,505      3.5           6,938     2.4          37,330      3.1
      Maintenance and services                          19,215     7.2         22,360     7.4         83,832      7.2          23,031     7.9          87,648      7.4
                                                 -------------- ------- -------------- ------- -------------- --------  -------------- -------  -------------- --------
                                                        29,329    11.0         33,602    11.2        124,337     10.7          29,969    10.3         124,977     10.5
                                                 -------------- ------- -------------- ------- -------------- --------  -------------- -------  -------------- --------

  Cross platform services
    Linux & platform services
      New software licenses                             26,314     9.9         25,457     8.5        107,698      9.2          20,829     7.2         102,213      8.6
      Maintenance and services                          51,557    19.3         59,338    19.7        241,895     20.7          61,322    21.1         251,660     21.2
                                                 -------------- ------- -------------- ------- -------------- --------  -------------- -------  -------------- --------
                                                        77,871    29.2         84,795    28.2        349,593     30.0          82,151    28.3         353,873     29.8
                                                 -------------- ------- -------------- ------- -------------- --------  -------------- -------  -------------- --------

    Collaboration & other products
      New software licenses                             10,267     3.8         13,278     4.4         45,288      3.9           6,805     2.3          41,827      3.5
      Maintenance and services                          19,072     7.1         18,823     6.3         78,255      6.7          19,915     6.9          79,098      6.7
                                                 -------------- ------- -------------- ------- -------------- --------  -------------- -------  -------------- --------
                                                        29,339    11.0         32,101    10.7        123,544     10.6          26,720     9.2         120,925     10.2
                                                 -------------- ------- -------------- ------- -------------- --------  -------------- -------  -------------- --------

    Total software, licenses & maintenance
      New software licenses                             54,769    20.5         61,994    20.6        234,037     20.1          44,296    15.3         223,564     18.8
      Maintenance and services                         104,242    39.0        116,793    38.8        464,968     39.9         121,387    41.8         482,113     40.5
                                                 -------------- ------- -------------- ------- -------------- --------  -------------- -------  -------------- --------
                                                       159,011    59.5        178,787    59.5        699,005     60.0         165,683    57.1         705,677     59.4
                                                 -------------- ------- -------------- ------- -------------- --------  -------------- -------  -------------- --------

    Worldwide services                                  70,763    26.5         82,689    27.5        304,848     26.1          80,396    27.7         314,481     26.5
                                                 -------------- ------- -------------- ------- -------------- --------  -------------- -------  -------------- --------

Total IT software and solutions
    New software licenses                               54,769    20.5         61,994    20.6        234,037     20.1          44,296    15.3         223,564     18.8
    Maintenance and services                           175,005    65.5        199,483    66.3        769,816     66.0         201,783    69.5         796,595     67.0
                                                 -------------- ------- -------------- ------- -------------- --------  -------------- -------  -------------- --------
                                                       229,774    86.0        261,476    87.0      1,003,853     86.1         246,079    84.8       1,020,158     85.8
                                                 -------------- ------- -------------- ------- -------------- --------  -------------- -------  -------------- --------

Celerant consulting                                     37,333    14.0         39,181    13.0        162,064     13.9          44,049    15.2         168,780     14.2
                                                 -------------- ------- -------------- ------- -------------- --------  -------------- -------  -------------- --------

Total net revenue
    New software licenses                               54,769    20.5         61,994    20.6        234,037     20.1          44,296    15.3         223,564     18.8
    Maintenance and services                           212,338    79.5        238,663    79.4        931,880     79.9         245,832    84.7         965,374     81.2
                                                 -------------- ------- -------------- ------- -------------- --------  -------------- -------  -------------- --------

Total net revenue                                    $ 267,107   100.0      $ 300,657   100.0    $ 1,165,917    100.0       $ 290,128   100.0     $ 1,188,938    100.0
                                                 ============== ======= ============== ======= ============== ========  ============== =======  ============== ========

Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

$13.5 million Q3 2004 payment from The Canopy Group, Inc. is recorded in Linux & Platform Services as maintenance and services revenue.

                                                                        Revised
                                                                        Page 8 of 8

                                    Novell, Inc.
               Major IT Software and Solutions Included Within Reported Line Items

                       Identity-Based Computing

                              Identity Management & Web Services

                                   > Identity Manager (DirXML)
                                   > Web Services (exteNd)
                                   > eDirectory
                                   > BorderManager
                                   > SecureLogin
                                   > iChain

                              Resource Management

                                   > ZEN Products
                                   > Red Carpet Products

                       Cross platform services

                              Linux & Platform Services

                                   > NetWare
                                   > SUSE LINUX Enterprise Server
                                   > SUSE LINUX Professional
                                   > Small Business Suite
                                   > Cluster Services

                              Collaboration & Other Products

                                   > GroupWise
                                   > Other Products

                              Worldwide services

                                   > IT Consulting Services
                                   > Technical Support Services
                                   > Training Services